                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder  report of American  Century  Investment
Trust (the "Registrant") on Form N-CSR for the period ending March 31, 2007 (the
"Report"),  we,  the  undersigned,  certify,  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  May 30, 2007

                                         /s/  Jonathan S. Thomas
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                                         Jonathan S. Thomas
                                         President
                                         (chief executive officer)

                                         /s/  Robert J. Leach
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                                         Robert J. Leach
                                         Vice President, Treasurer, and
                                         Chief Financial Officer
                                         (chief financial officer)